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                                                             Exhibit 6


                                 PROMISSORY NOTE





$400,000.00                                          Los Angeles, California
                                                     January 28, 1997



FOR VALUE RECEIVED, BENJAMIN NAZARIAN ("Borrower"), hereby promises to pay, to Union Communications Company ("Lender"), ON DEMAND, the sum of FOUR HUNDRED THOUSAND ($400,000.00), with accrued interest at the rate of Seven (7%) per cent, per annum on unpaid balance. All interest shall be computed for the actual number of days elapsed on the basis of a year consisting 360 days.

The undersigned shall have the right to prepay without penalty.

In the event of default, the undersigned agrees to pay all reasonable fees and cost of collection.

Maker, surety, guarantor or endorser of this note waives presentation of payment, notice of non-payment, protest and notices of protest and agrees to all extensions, renewals, or release, discharge or exchange of any other party or collateral notice.

IN WITNESS HEREOF, Borrower has executed and delivers this Note as of the day and year first above written.



                                                /s/ Benjamin Nazarian
                                                ---------------------
                                                    BENJAMIN NAZARIAN




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